AMENDMENT NO. 1 TO
PARTICIPATION AGREEMENT
BETWEEN
WRL SERIES FUND, INC. AND
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO,

Amendment No. 1 to the Participation Agreement ("Agreement"), dated February 27, 1991, as amended, between WRL Series Fund, Inc. (the "Fund") and Western Reserve Life Assurance Co. of Ohio ("WRL").

WHEREAS, the Fund, effective December 1, 1992, will add two new portfolios consisting of the Global Portfolio and the Short-to-Intermediate Government Portfolio.

NOW, THEREFORE, IT IS HEREBY AGREED that Schedule B to the Participation Agreement is hereby amended to add the Global Portfolio and the Short-to-Intermediate Government Portfolio of the WRL Series Fund, Inc.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative, effective as of December 1, 1992.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO By its authorized officer,	WRL SERIES FUND, INC. By its authorized officer,

By: /s/John R. Kenney	By: /s/William H. Geiger
John R. Kenney	William H. Geiger
Title: Chairman of the Board, Chief Executive Officer and President	Title: Secretary

AMENDED
SCHEDULE B

Effective December 1, 1992

Account(s), Policy(ies) and Portfolio(s) Subject
to the Participation Agreement

Accounts:	WRL Series Life Account
WRL Series Annuity Account

Policies:	The Equity Protector
WRL Freedom Equity Protector
WRL Freedom SP Plus
WRL Freedom Variable Annuity

Portfolios:	Growth Portfolio
Bond Portfolio
Money Market Portfolio
Global Portfolio
Short-to-Intermediate Government Portfolio

AMENDMENT NO. 2 TO
PARTICIPATION AGREEMENT
BETWEEN
WRL SERIES FUND, INC. AND
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO,

Amendment No. 2 to the Participation Agreement ("Agreement"), dated February 27, 1991, between WRL Series Fund, Inc. (the "Fund") and Western Reserve Life Assurance Co. of Ohio ("WRL").

WHEREAS, WRL will offer, through its WRL Series Annuity Account, the WRL Freedom Attainer Variable Annuity, the WRL Freedom Bellwether Variable Annuity and the WRL Freedom Conqueror Variable Annuity (collectively, the "Policies").

WHEREAS, to the extent permitted by applicable insurance law and regulation, WRL intends to purchase shares in one or more of the Portfolios of the Fund to fund the Policies, as specified in Schedule B attached to the Agreement, as such Schedule B is amended by this Amendment No. 2, and as Schedule B may be amended from time to time; and

WHEREAS, the Fund intends to sell shares of the Portfolio(s) to the Policies at net asset value; and

NOW, THEREFORE, IT IS HEREBY AGREED

that WRL, through its WRL Series Annuity Account, is authorized to acquire shares issued by the Fund, subject to the terms and conditions of the Participation Agreement, and that Schedule B to the Participation Agreement is hereby amended to add the WRL Freedom Attainer Variable Annuity, the WRL Freedom Bellwether Variable Annuity and the WRL Freedom Conqueror Variable Annuity to the list of "Policies"; and to add the Emerging Growth Portfolio and Strategic Total Return Portfolio of the Fund to the list of Designated Portfolios of the Fund.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative, effective as of January 1, 1993.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO By its authorized officer,	WRL SERIES FUND, INC. By its authorized officer,

By: /s/John R. Kenney	By: /s/William H. Geiger
John R. Kenney	William H. Geiger
Title: Chairman of the Board, Chief Executive officer and President	Title: Secretary

AMENDED
SCHEDULE B

Effective January 1, 1993

Account(s), Policy(ies) and Portfolio(s) Subject
to the Participation Agreement

Accounts:	WRL Series Life Account
WRL Series Annuity Account

Policies:	The Equity Protector
WRL Freedom Equity Protector
WRL Freedom SP Plus
WRL Freedom Variable Annuity
WRL Freedom Attainer Variable Annuity
WRL Freedom Bellwether Variable Annuity
WRL Freedom Conqueror Variable Annuity

Portfolios:	Growth Portfolio
Bond Portfolio
Money Market Portfolio
Global Portfolio
Short-to-Intermediate Government Portfolio
Strategic Total Return Portfolio
Emerging Growth Portfolio

AMENDMENT NO. 3 TO
PARTICIPATION AGREEMENT
BETWEEN
WRL SERIES FUND, INC. AND
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO,

Amendment No. 3 to the Participation Agreement ("Agreement"), dated February 27, 1991, between WRL Series Fund, Inc. (the "Fund") and Western Reserve Life Assurance Co. of Ohio ("WRL").

WHEREAS, WRL will offer, through its WRL Series Life Account, the WRL Freedom Wealth Protector variable life product (the "Policy"); and

WHEREAS, to the extent permitted by applicable insurance law and regulation, WRL intends to purchase shares in one or more of the Portfolios of the Fund to fund the Policy, as specified in Schedule B attached to the Agreement, as such Schedule B is amended by this Amendment No.3, and as Schedule B may be amended from time to time; and

WHEREAS, the Fund intends to sell shares of the Portfolio(s) to the Policy at net asset value; and

NOW, THEREFORE, IT IS HEREBY AGREED that WRL, through its WRL Series Life Account, is authorized to acquire shares issued by the Fund, subject to the terms and conditions of the Participation Agreement, and that Schedule B to the Participation Agreement is hereby amended to add the WRL Freedom Wealth Protector variable life product to the list of "Policies"; and to add the Growth & Income Portfolio, the Balanced Portfolio and the Aggressive Growth Portfolio of the Fund to the list of Designated Portfolios of the Fund.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative, effective as of February 1, 1994.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO By its authorized officer,	WRL SERIES FUND, INC. By its authorized officer,

By: /s/ John R. Kenney	By: /s/William H. Geiger
John R. Kenney	William H. Geiger
Title: Chairman of the Board, Chief Executive Officer and President	Title: Secretary

AMENDED
SCHEDULE B

Effective February 1, 1994

Account(s), Policy(ies) and Portfolio(s) Subject
to the Participation Agreement

Accounts:	WRL Series Life Account
WRL Series Annuity Account

Policies:	The Equity Protector
WRL Freedom Equity Protector
WRL Freedom SP Plus
WRL Freedom Variable Annuity
WRL Freedom Attainer Variable Annuity
WRL Freedom Bellwether Variable Annuity
WRL Freedom Conqueror Variable Annuity
WRL Freedom Wealth Protector

Portfolios:	Growth Portfolio
Bond Portfolio
Money Market Portfolio
Global Portfolio
Short-to-Intermediate Government Portfolio
Strategic Total Return Portfolio
Emerging Growth Portfolio
Growth & Income Portfolio
Aggressive Growth Portfolio
Balanced Portfolio

AMENDMENT NO. 4 TO
PARTICIPATION AGREEMENT
BETWEEN
WRL SERIES FUND, INC. AND
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO,

Amendment No. 4 to the Participation Agreement ("Agreement"), dated February 27, 1991, as amended, between WRL Series Fund, Inc. (the "Fund") and Western Reserve Life Assurance Co. of Ohio ("WRL").

WHEREAS, the Fund, effective January 3, 1995, will add one new portfolio consisting of the Tactical Asset Allocation Portfolio.

NOW, THEREFORE, IT IS HEREBY AGREED that Schedule B to the Participation Agreement is hereby amended to add the Tactical Asset Allocation Portfolio of the WRL Series Fund, Inc.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative, effective as of January 3, 1995.

WESTERN RESERVE LIFE ASSURANCE CO. OHIO By its authorized officer,	WRL SERIES FUND, INC. By its authorized officer,

By: /s/John R. Kenney	By: /s/ William H. Geiger
John R. Kenney	William H. Geiger
Title: Chairman of the Board, Chief Executive Officer and President	Title: Assistant Secretary

AMENDED
SCHEDULE B

Effective January 3, 1995

Account(s), Policy(ies) and Portfolio(s) Subject
to the Participation Agreement

Accounts:	WRL Series Life Account
WRL Series Annuity Account

Policies:	The Equity Protector
WRL Freedom Equity Protector
WRL Freedom SP Plus
WRL Freedom Variable Annuity
WRL Freedom Attainer Variable Annuity
WRL Freedom Bellwether Variable Annuity
WRL Freedom Conqueror Variable Annuity
WRL Freedom Wealth Protector

Portfolios:	Growth Portfolio
Bond Portfolio
Money Market Portfolio
Global Portfolio
Short-to-Intermediate Government Portfolio
Strategic Total Return Portfolio
Emerging Growth Portfolio
Growth & Income Portfolio
Aggressive Growth Portfolio
Balanced Portfolio
Tactical Asset Allocation Portfolio

AMENDMENT NO. 5 TO
PARTICIPATION AGREEMENT
BETWEEN
WRL SERIES FUND, INC. AND
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO,

Amendment No. 5 to the Participation Agreement ("Agreement"), dated February 27, 1991, as amended, between WRL Series Fund, Inc. (the "Fund") and Western Reserve Life Assurance Co. of Ohio ("WRL").

WHEREAS, the Fund, effective May 1, 1995, will add three new portfolios consisting of the C.A.S.E. Growth Portfolio, C.A.S.E. Quality Growth Portfolio and C.A.S.E. Growth & Income Portfolio; and

WHEREAS, WRL will offer, through its WRL Series Annuity Account, the C.A.S.E. Reserve Variable Annuity (the "Policy"); and

WHEREAS, to the extent permitted by applicable insurance law and regulation, WRL intends to purchase shares in one or more of the Portfolios of the Fund to fund the Policy, as specified in Schedule B attached to the Agreement, as such Schedule B is amended by this Amendment No. 5, and as Schedule B may be amended from time to time; and

WHEREAS, the Fund intends to sell shares of the Portfolio(s) to the Policy at net asset value; and

NOW, THEREFORE, IT IS HEREBY AGREED that WRL, through its WRL Series Annuity Account, is authorized to acquire shares issued by the Fund, subject to the terms and conditions of the Participation Agreement, and that Schedule B to the Participation Agreement is hereby amended to add the C.A.S.E. Reserve Variable Annuity to the list of "Policies"; and to add the C.A.S.E. Growth Portfolio, C.A.S.E. Quality Growth Portfolio, and the C.A.S.E. Growth & Income Portfolio of the Fund to the list of Designated Portfolios of the Fund.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative, effective as of
May 1, 1995.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO By its authorized officer,	WRL SERIES FUND, INC. By its authorized officer,

By: /s/ John R. Kenney	By: /s/ William H. Geiger
John R. Kenney	William H. Geiger
Title: Chairman of the Board, Chief Executive Officer and President	Title: Assistant Secretary

AMENDED
SCHEDULE B

Effective May 1, 1995

Account(s), Policy(ies) and Portfolio(s) Subject
to the Participation Agreement

Accounts:	WRL Series Life Account
WRL Series Annuity Account

Policies:	The Equity Protector
WRL Freedom Equity Protector
WRL Freedom SP Plus
WRL Freedom Variable Annuity
WRL Freedom Attainer Variable Annuity
WRL Freedom Bellwether Variable Annuity
WRL Freedom Conqueror Variable Annuity
WRL Freedom Wealth Protector
C.A.S.E. Reserve Variable Annuity

Portfolios:	Growth Portfolio
Bond Portfolio
Money Market Portfolio
Global Portfolio
Short-to-Intermediate Government Portfolio
Strategic Total Return Portfolio
Emerging Growth Portfolio
Growth & Income Portfolio
Aggressive Growth Portfolio
Balanced Portfolio
Tactical Asset Allocation Portfolio
C.A.S.E. Growth Portfolio
C.A.S.E. Quality Growth Portfolio
C.A.S.E. Growth & Income Portfolio

AMENDMENT NO.6 TO
PARTICIPATION AGREEMENT
BETWEEN
WRL SERIES FUND, INC. AND
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO,

Amendment No. 6 to the Participation Agreement ("Agreement"), dated February 27, 1991, as amended, between WRL Series Fund, Inc. (the "Fund") and Western Reserve Life Assurance Co. of Ohio ("WRL").

WHEREAS, the Fund, effective October 1, 1995, will add one new portfolio consisting of the GE/Scottish Equitable International Equity Portfolio.

NOW, THEREFORE, IT IS HEREBY AGREED that Schedule B to the Participation Agreement is hereby amended to add the GE/Scottish Equitable International Equity Portfolio of the WRL Series Fund, Inc.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative, effective as of October 1, 1995.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO By its authorized officer,	WRL SERIES FUND, INC. By its authorized officer,

By: /s/ John R. Kenney	By: /s/ William H. Geiger
John R. Kenney	William H. Geiger
Title: Chairman of the Board, Chief Executive Officer and President	Title: Assistant Secretary

AMENDED
SCHEDULE B

Effective October 1, 1995

Account(s), Policy(ies) and Portfolio(s) Subject
to the Participation Agreement

Accounts:	WRL Series Life Account
WRL Series Annuity Account

Policies:	The Equity Protector
WRL Freedom Equity Protector
WRL Freedom SP Plus
WRL Freedom Variable Annuity
WRL Freedom Attainer Variable Annuity
WRL Freedom Bellwether Variable Annuity
WRL Freedom Conqueror Variable Annuity
WRL Freedom Wealth Protector
C.A.S.E. Reserve Variable Annuity

Portfolios:	Growth Portfolio
Bond Portfolio
Money Market Portfolio
Global Portfolio
Short-to-Intermediate Government Portfolio
Strategic Total Return Portfolio
Emerging Growth Portfolio
Growth & Income Portfolio
Aggressive Growth Portfolio
Balanced Portfolio
Tactical Asset Allocation Portfolio
C.A.S.E. Growth Portfolio
C.A.S.E. Quality Growth Portfolio
C.A.S.E. Growth & Income Portfolio
GE/Scottish Equitable International Equity Portfolio

AMENDMENT NO.7 TO
PARTICIPATION AGREEMENT
BETWEEN
WRL SERIES FUND, INC. AND
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO,

Amendment No. 7 to the Participation Agreement ("Agreement"), dated February 27, 1991, as amended, between WRL Series Fund, Inc. (the "Fund") and Western Reserve Life Assurance Co. of Ohio ("WRL").

WHEREAS, the Fund, effective May 1, 1996, will add four new portfolios consisting of the Global Sector Portfolio, the US Sector Portfolio, the Foreign Sector Portfolio, and the Value Equity Portfolio; and

WHEREAS, WRL will offer, through its WRL Series Annuity Account, the Meridian Sector Variable Annuity product (the "Policy"); and

WHEREAS, to the extent permitted by applicable insurance law and regulation, WRL intends to purchase shares in one or more of the Portfolios of the Fund to fund the Policy, as specified in Schedule B attached to the Agreement, as such Schedule B is amended by this Amendment No. 7, and as Schedule B may be amended from time to time; and

WHEREAS, the Fund intends to sell shares of the Portfolio(s) to the Policy at net asset value; and

NOW, THEREFORE, IT IS HEREBY AGREED that WRL, through its WRL Series Annuity Account, is authorized to acquire shares issued by the Fund, subject to the terms and conditions of the Participation Agreement, and that Schedule B to the Participation Agreement is hereby amended to add the Meridian Sector Variable Annuity product to the list of "Policies"; and to add the Global Sector Portfolio, the US Sector Portfolio, the Foreign Sector Portfolio and the Value Equity Portfolio of the Fund to the list of Designated Portfolios of the Fund.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative, effective as of
May 1, 1996.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO By its authorized officer,	WRL SERIES FUND, INC. By its authorized officer,

By: /s/ John R. Kenney	By: /s/ William H. Geiger
John R. Kenney	William H. Geiger
Title: Chairman of the Board, Chief Executive Officer and President	Title: Assistant Secretary

AMENDED
SCHEDULE B

Effective May I, 1996

Account(s), Policy(ies) and Portfolio(s) Subject
to the Participation Agreement

Accounts:	WRL Series Life Account
WRL Series Annuity Account

Policies:	The Equity Protector
WRL Freedom Equity Protector
WRL Freedom SP Plus
WRL Freedom Variable Annuity
WRL Freedom Attainer Variable Annuity
WRL Freedom Bellwether Variable Annuity
WRL Freedom Conqueror Variable Annuity
WRL Freedom Wealth Protector
C.A.S.E. Reserve Variable Annuity
Meridian Sector Variable Annuity

Portfolios:	Growth Portfolio
Bond Portfolio
Money Market Portfolio
Global Portfolio
Short-to-Intermediate Government Portfolio
Strategic Total Return Portfolio
Emerging Growth Portfolio
Growth & Income Portfolio
Aggressive Growth Portfolio
Balanced Portfolio
Tactical Asset Allocation Portfolio
C.A.S.E. Growth Portfolio
C.A.S.E. Quality Growth Portfolio
C.A.S.E. Growth & Income Portfolio
GE/Scottish Equitable International Equity Portfolio
Global Sector Portfolio
US Sector Portfolio
Foreign Sector Portfolio
Value Equity Portfolio

AMENDMENT NO. 8 TO
PARTICIPATION AGREEMENT
BETWEEN
WRL SERIES FUND, INC. AND
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO,

Amendment No. 8 to the Participation Agreement ("Agreement"), dated February 27, I99I, as amended, between WRL Series Fund, Inc. (the "Fund") and Western Reserve Life Assurance Co. of Ohio ("WRL").

WHEREAS, the Fund, effective January I, I997, will add one new portfolio consisting of the U.S. Equity Portfolio.

NOW, THEREFORE, IT IS HEREBY AGREED that Schedule B to the Participation Agreement is hereby amended to add the U.S. Equity Portfolio of the Fund to the list of Designated Portfolios of the Fund.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative, effective as of January 1, I997.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO By its authorized officer,	WRL SERIES FUND, INC. By its authorized officer,

By: /s/ John R. Kenney	By: /s/ William H. Geiger
John R. Kenney	William H. Geiger
Title: Chairman of the Board, Chief Executive Officer and President	Title: Assistant Secretary

AMENDED
SCHEDULE B

Effective January 1, 1997

Account(s), Policy(ies) and Portfolio(s) Subject
to the Participation Agreement
Accounts:	WRL Series Life Account
WRL Series Annuity Account

Policies:	The Equity Protector
WRL Freedom Equity Protector
WRL Freedom SP Plus
WRL Freedom Variable Annuity
WRL Freedom Attainer Variable Annuity
WRL Freedom Bellwether Variable Annuity
WRL Freedom Conqueror Variable Annuity
WRL Freedom Wealth Protector
C.A.S.E. Reserve Variable Annuity
Meridian Sector Variable Annuity

Portfolios:	Growth Portfolio
Bond Portfolio
Money Market Portfolio
Global Portfolio
Short-to-Intermediate Government Portfolio
Strategic Total Return Portfolio
Emerging Growth Portfolio
Growth & Income Portfolio
Aggressive Growth Portfolio
Balanced Portfolio
Tactical Asset Allocation Portfolio
C.A.S.E. Growth Portfolio
C.A.S.E. Quality Growth Portfolio
C.A.S.E. Growth & Income Portfolio
GE/Scottish Equitable International Equity Portfolio
Global Sector Portfolio
US Sector Portfolio
Foreign Sector Portfolio
Value Equity Portfolio
U.S. Equity Portfolio

AMENDMENT NO. 9 TO
PARTICIPATION AGREEMENT
BETWEEN
WRL SERIES FUND, INC. AND
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO,

Amendment No. 9 to the Participation Agreement ("Agreement"), dated February 27, 1991, as amended, between WRL Series Fund, Inc. (the "Fund") and Western Reserve Life Assurance Co. of Ohio ("WRL").

WHEREAS, WRL will offer, through its WRL Series Annuity Account, the WRL Freedom Wealth Creator Variable Annuity, and WRL will offer, through its WRL Series Life Account, the WRL Financial Freedom Builder variable life product (collectively, the "Policies"); and

WHEREAS, to the extent permitted by applicable insurance law and regulation, WRL intends to purchase shares in one or more of the Portfolios of the Fund to fund the Policies, as specified in Schedule B attached to the Agreement, as such Schedule B is amended by this Amendment No. 9, and as Schedule B may be amended from time to time; and

WHEREAS, the Fund intends to sell shares of the Portfolio(s) to the Policies at net asset value; and

NOW, THEREFORE, IT IS HEREBY AGREED that WRL, through its WRL Series Annuity
Account and its WRL Series Life Account, is authorized to acquire shares issued by the Fund, subject to the terms and conditions of the Participation Agreement, and that Schedule B to the Participation
Agreement is hereby amended to add the WRL Freedom Wealth Creator Variable Annuity and the WRL Financial Freedom Builder variable life product to the list of "Policies".

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative, effective as of
July 25, 1997.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO By its authorized officer,	WRL SERIES FUND, INC. By its authorized officer,

By: /s/ John R. Kenney	By: /s/ William H. Geiger
John R. Kenney	William H. Geiger
Title: Chairman of the Board, Chief Executive Officer and President	Title: Assistant Secretary

AMENDED
SCHEDULE B
Effective July 25, 1997
Account( s ), Policy(ies) and Portfolio( s) Subject
to the Participation Agreement
Accounts:	WRL Series Life Account
WRL Series Annuity Account

Policies:	The Equity Protector
WRL Freedom Equity Protector
WRL Freedom SP Plus
WRL Freedom Variable Annuity
WRL Freedom Attainer Variable Annuity
WRL Freedom Bellwether Variable Annuity
WRL Freedom Conqueror Variable Annuity
WRL Freedom Wealth Protector
C.A.S.E. Reserve Variable Annuity
Meridian Sector Variable Annuity
WRL Freedom Wealth Creator Variable Annuity
WRL Financial Freedom Builder

Portfolios:	Growth Portfolio
Bond Portfolio
Money Market Portfolio
Global Portfolio
Short-to-Intermediate Government Portfolio
Strategic Total Return Portfolio
Emerging Growth Portfolio
Growth & Income Portfolio
Aggressive Growth Portfolio
Balanced Portfolio
Tactical Asset Allocation Portfolio
C.A.S.E. Growth Portfolio
C.A.S.E. Quality Growth Portfolio
C.A.S.E. Growth & Income Portfolio
GE/Scottish Equitable International Equity Portfolio
Global Sector Portfolio
US Sector Portfolio
Foreign Sector Portfolio
Value Equity Portfolio
U.S. Equity Portfolio

AMENDMENT NO. 10 TO
PARTICIPATION AGREEMENT
BETWEEN
WRL SERIES FUND, INC. AND
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO,

Amendment No. 10 to the Participation Agreement ("Agreement"), dated February 27, 1991, as amended, between WRL Series Fund, Inc. (the "Fund") and Western Reserve Life Assurance Co. of Ohio ("WRL").

WHEREAS, the Fund, effective January 2, 1998, will add one new portfolio consisting of the Third Avenue Value Portfolio. Also, effective December 27, 1997 the following Portfolios were terminated and are no longer offered through the Policies: Short-to-Intermediate Government Portfolio, C.A.S.E. Quality Growth Portfolio, C.A.S.E. Growth & Income Portfolio, U.S. Sector Portfolio, Global Sector Portfolio and Foreign Sector Portfolio.

NOW, THEREFORE, IT IS HEREBY AGREED that Schedule B to the Participation Agreement is hereby amended to add the Third Avenue Value Portfolio, and to delete the Short-to-Intermediate Government Portfolio, to delete the C.A.S.E. Quality Growth Portfolio, to delete the C.A.S.E. Growth & Income Portfolio, to delete the U.S. Sector Portfolio, to delete the Global Sector Portfolio and to delete the Foreign Sector Portfolio of the WRL Series Fund, Inc.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative, effective as of January 2, 1998.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO By its authorized officer,	WRL SERIES FUND, INC. By its authorized officer,

By: /s/ John R. Kenney	By: /s/ William H. Geiger
John R. Kenney	William H. Geiger
Title: Chairman of the Board, Chief Executive Officer and President	Title: Assistant Secretary

AMENDED
SCHEDULE B

Effective January 2, 1998

Account(s), Policy(ies) and Portfolio(s) Subject
to the Participation Agreement

Accounts:	WRL Series Life Account
WRL Series Annuity Account

Policies:	The Equity Protector
WRL Freedom Equity Protector
WRL Freedom SP Plus
WRL Freedom Variable Annuity
WRL Freedom Attainer Variable Annuity
WRL Freedom Bellwether Variable Annuity
WRL Freedom Conqueror Variable Annuity
WRL Freedom Wealth Protector
C.A.S.E. Reserve Variable Annuity
Meridian Sector Variable Annuity
WRL Freedom Wealth Creator Variable Annuity
WRL Financial Freedom Builder

Portfolios:	Growth Portfolio
Bond Portfolio
Money Market Portfolio
Global Portfolio
Strategic Total Return Portfolio
Emerging Growth Portfolio
Growth & Income Portfolio
Aggressive Growth Portfolio
Balanced Portfolio
Tactical Asset Allocation Portfolio
C.A.S.E. Growth Portfolio
Value Equity Portfolio
GE International Equity Portfolio
U.S. Equity Portfolio
Third Avenue Value Portfolio

AMENDMENT NO. 11 TO
PARTICIPATION AGREEMENT
BETWEEN
WRL SERIES FUND, INC. AND
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO,

Amendment No. 11 to the Participation Agreement ("Agreement"), dated February 27, 1991, as amended, between WRL Series Fund, Inc. (the "Fund") and Western Reserve Life Assurance Co. of Ohio ("WRL").

WHEREAS, the Fund, effective May 3, 1998, will add one new portfolio consisting of the J.P. Morgan Real Estate Securities Portfolio.

NOW, THEREFORE, IT IS HEREBY AGREED that Schedule B to the Participation Agreement is hereby amended to add the J.P. Morgan Real Estate Securities Portfolio of the WRL Series Fund, Inc.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative, effective as of
May 3, 1998.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO By its authorized officer,	WRL SERIES FUND, INC. By its authorized officer,

By: /s/ John R. Kenney	By: /s/ William H. Geiger
John R. Kenney	William H. Geiger
Title: Chairman of the Board, Chief Executive Officer and President	Title: Assistant Secretary

AMENDED
SCHEDULE B

Effective May 3, 1998

Account(s), Policy(ies) and Portfolio(s) Subject
to the Participation Agreement

Accounts:	WRL Series Life Account
WRL Series Annuity Account

Policies:	The Equity Protector
WRL Freedom Equity Protector
WRL Freedom SP Plus
WRL Freedom Variable Annuity
WRL Freedom Attainer Variable Annuity
WRL Freedom Bellwether Variable Annuity
WRL Freedom Conqueror Variable Annuity
WRL Freedom Wealth Protector
C.A.S.E. Reserve Variable Annuity
Meridian Sector Variable Annuity
WRL Freedom Wealth Creator Variable Annuity
WRL Financial Freedom Builder

Portfolios:	Growth Portfolio
Bond Portfolio
Money Market Portfolio
Global Portfolio
Strategic Total Return Portfolio
Emerging Growth Portfolio
Growth & Income Portfolio
Aggressive Growth Portfolio
Balanced Portfolio
Tactical Asset Allocation Portfolio
C.A.S.E. Growth Portfolio
Value Equity Portfolio
GE International Equity Portfolio
U.S. Equity Portfolio
Third Avenue Value Portfolio
J.P. Morgan Real Estate Securities Portfolio

AMENDMENT NO. 12 TO
PARTICIPATION AGREEMENT
BETWEEN
WRL SERIES FUND, INC. AND
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO,

Amendment No. 12 to the Participation Agreement ("Agreement"), dated February 27, 1991, as amended, between WRL Series Fund, Inc. (the "Fund") and Western Reserve Life Assurance Co. of Ohio ("WRL").

WHEREAS, WRL will offer, through its WRL Series Life Account, the WRL Freedom Elite and WRL Freedom Navigator variable life products (collectively, the "Policies"); and

WHEREAS, to the extent permitted by applicable insurance law and regulation, WRL intends to purchase shares in one or more of the Portfolios of the Fund to fund the Policies, as specified in Schedule B attached to the Agreement, as such Schedule B is amended by this Amendment No. 12, and as Schedule B may be amended from time to time; and

WHEREAS, the Fund intends to sell shares of the Portfolio(s) to the Policies at net asset value;
and

NOW, THEREFORE, IT IS HEREBY AGREED that WRL, through its WRL Series Life
Account, is authorized to acquire shares issued by the Fund, subject to the terms and conditions of the
Participation Agreement, and that Schedule B to the Participation Agreement is hereby amended to add the WRL Freedom Elite and WRL Freedom Navigator variable life products to the list of "Policies".

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative, effective as of January 2, 1999.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO By its authorized officer,	WRL SERIES FUND, INC. By its authorized officer,

By: /s/ John R. Kenney	By: /s/ William H. Geiger
John R. Kenney	William H. Geiger
Title: Chairman of the Board, Chief Executive Officer and President	Title: Assistant Secretary

AMENDED
SCHEDULE B

Effective January 2, 1999

Account(s), Policy(ies) and Portfolio(s) Subject
to the Participation Agreement

Accounts:	WRL Series Life Account
WRL Series Annuity Account

Policies:	The Equity Protector
WRL Freedom Equity Protector
WRL Freedom SP Plus
WRL Freedom Variable Annuity
WRL Freedom Attainer Variable Annuity
WRL Freedom Bellwether Variable Annuity
WRL Freedom Conqueror Variable Annuity
WRL Freedom Wealth Protector
C.A.S.E. Reserve Variable Annuity
Meridian Sector Variable Annuity
WRL Freedom Wealth Creator Variable Annuity
WRL Financial Freedom Builder
WRL Freedom Elite
WRL Freedom Navigator

Portfolios:	Growth Portfolio
Bond Portfolio
Money Market Portfolio
Global Portfolio
Strategic Total Return Portfolio
Emerging Growth Portfolio
Growth & Income Portfolio
Aggressive Growth Portfolio
Balanced Portfolio
Tactical Asset Allocation Portfolio
C.A.S.E. Growth Portfolio
Value Equity Portfolio
GE International Equity Portfolio
U.S. Equity Portfolio
Third Avenue Value Portfolio
J.P. Morgan Real Estate Securities Portfolio

AMENDMENT NO. 13 TO
PARTICIPATION AGREEMENT
BETWEEN
WRL SERIES FUND, INC. AND
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO,

Amendment No. 13 to the Participation Agreement ("Agreement"), dated February 27, 1991, as amended, between WRL Series Fund, Inc. (the "Fund") and Western Reserve Life Assurance Co. of Ohio ("WRL").

WHEREAS, the Fund, effective May 3, 1999, will add seven new portfolios consisting of the T. Rowe Price Dividend Growth, the T. Rowe Price Small Cap, the Dreyfus Mid Cap, the Goldman Sachs Growth, the Goldman Sachs Small Cap, the Salomon All Cap and the Pilgrim Baxter Mid Cap Growth.

NOW, THEREFORE, IT IS HEREBY AGREED that Schedule B to the Participation Agreement is hereby amended to add the T. Rowe Price Dividend Growth, the T. Rowe Price Small Cap, the Dreyfus Mid Cap, the Goldman Sachs Growth, the Goldman Sachs Small Cap, the Salomon All Cap and the Pilgrim Baxter Mid Cap Growth Portfolios of the WRL Series Fund, Inc.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative, effective as of
May 3, 1999.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO By its authorized officer,	WRL SERIES FUND, INC. By its authorized officer,

By: /s/ John R. Kenney	By: /s/ William H. Geiger
John R. Kenney	William H. Geiger
Title: Chairman of the Board, Chief Executive Officer and President	Title: Assistant Secretary

AMENDED
SCHEDULES

Effective May 3, 1999

Account(s), Policy(ies) and Portfolio(s) Subject
to the Participation Agreement

Accounts:	WRL Series Life Account
WRL Series Annuity Account

Policies:	The Equity Protector
WRL Freedom Equity Protector
WRL Freedom SP Plus
WRL Freedom Variable Annuity
WRL Freedom Attainer Variable Annuity
WRL Freedom Bellwether Variable Annuity
WRL Freedom Conqueror Variable Annuity
WRL Freedom Wealth Protector
C.A.S.E. Reserve Variable Annuity
Meridian Sector Variable Annuity
WRL Freedom Wealth Creator Variable Annuity
WRL Financial Freedom Builder
WRL Freedom Elite
WRL Freedom Navigator

Portfolios:	Janus Growth
AEGON Bond
J. P. Morgan Money Market
Janus Global
LKCM Strategic Total Return
VKAM Emerging Growth
Federated Growth & Income
Alger Aggressive Growth
AEGON Balanced
Dean Asset Allocation
C.A.S.E. Growth
NWQ Value Equity
GE International Equity
GE U.S. Equity
Third Avenue Value
J.P. Morgan Real Estate Securities
T. Rowe Price Dividend Growth
T. Rowe Price Small Cap
Dreyfus Mid Cap
Goldman Sachs Growth
Goldman Sachs Small Cap
Salomon All Cap
Pilgrim Baxter Mid Cap Growth

AMENDMENT NO. 14 TO
PARTICIPATION AGREEMENT
BETWEEN
WRL SERIES FUND, INC. AND
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO,

Amendment No. 14 to the Participation Agreement ("Agreement"), dated February 27, 1991, as amended, between WRL Series Fund, Inc. (the "Fund") and Western Reserve Life Assurance Co. of Ohio ("WRL").

WHEREAS, WRL will offer, through its WRL Series Annuity Account, the WRL Freedom Premier Variable Annuity, the WRL Freedom Access Variable Annuity, and the WRL Freedom Enhancer Variable Annuity (collectively, the "Policies"); and

WHEREAS, to the extent permitted by applicable insurance law and regulation, WRL intends to purchase shares in one or more of the Portfolios of the Fund to fund the Policies, as specified in Schedule B attached to the Agreement, as such Schedule B is amended by this Amendment No. 14, and as Schedule B may be amended from time to time; and

WHEREAS, the Fund intends to sell shares of the Portfolio(s) to the Policies at net asset value; and

NOW, THEREFORE, IT IS HEREBY AGREED that WRL, through its WRL Series Annuity Account, is authorized to acquire shares issued by the Fund, subject to the terms and conditions of the Participation Agreement, and that Schedule B to the Participation Agreement is hereby amended to add the WRL Freedom Premier Variable Annuity, the WRL Freedom Access Variable Annuity and the WRL Freedom Enhancer Variable Annuity to the list of "Policies".

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative, effective as of February 1, 2000.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO By its authorized officer,	WRL SERIES FUND, INC. By its authorized officer,

By: /s/ Priscilla I. Hechler	By: /s/ John K. Carter
Priscilla I. Hechler	John K. Carter
Title: Assistant Vice President and Assistant Secretary	Title: Vice President, Secretary and Senior Counsel

AMENDED
SCHEDULE B

Effective February 1, 2000

Account(s), Policy(ies) and Portfolio(s) Subject
to the Participation Agreement

Accounts:	WRL Series Life Account
WRL Series Annuity Account

Policies:	The Equity Protector
WRL Freedom Equity Protector
WRL Freedom SP Plus
WRL Freedom Variable Annuity
WRL Freedom Attainer Variable Annuity
WRL Freedom Bellwether Variable Annuity
WRL Freedom Conqueror Variable Annuity
WRL Freedom Wealth Protector
C.A.S.E. Reserve Variable Annuity
Meridian Sector Variable Annuity
WRL Freedom Wealth Creator Variable Annuity
WRL Financial Freedom Builder
WRL Freedom Elite
WRL Freedom Navigator
WRL Freedom Premier Variable Annuity
WRL Freedom Access Variable Annuity
WRL Freedom Enhancer Variable Annuity

Portfolios:	Janus Growth
AEGON Bond
J. P. Morgan Money Market
Janus Global
LKCM Strategic Total Return
VKAM Emerging Growth
Federated Growth & Income
Alger Aggressive Growth
AEGON Balanced
Dean Asset Allocation
C.A.S.E. Growth
NWQ Value Equity
GE International Equity
GE U.S. Equity
Third Avenue Value
J.P. Morgan Real Estate Securities
T. Rowe Price Dividend Growth
T. Rowe Price Small Cap

AMENDED SCHEDULE B (continued)
Portfolios:	Dreyfus Mid Cap
Goldman Sachs Growth
Goldman Sachs Small Cap
Salomon All Cap
Pilgrim Baxter Mid Cap Growth

AMENDMENT NO. 15 TO
PARTICIPATION AGREEMENT
BETWEEN
WRL SERIES FUND, INC. AND
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO,

Amendment No. 15 to the Participation Agreement ("Agreement"), dated February 27, 1991, as amended, between WRL Series Fund, Inc. (the "Fund") and Western Reserve Life Assurance Co. of Ohio ("WRL").

WHEREAS, the Fund, effective May I, 2000, will add three new portfolios consisting of the Great Companies- Americasm, the Great Companies- Technologysm, and the Value Line Aggressive Growth of the WRL Series Fund, Inc.; and

NOW, THEREFORE, IT IS HEREBY AGREED that Schedule B to the Participation Agreement is hereby amended to add the Great Companies -Americasm , the Great Companies Technology sm, and the Value Line Aggressive Growth of the Fund to the list of Designated Portfolios of the Fund.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative, effective as of May I, 2000.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO By its authorized officer,	WRL SERIES FUND, INC. By its authorized officer,

By: /s/ Priscilla I. Hechler	By: /s/ John K. Carter
Priscilla I. Hechler	John K. Carter
Title: Assistant Vice President and Assistant Secretary	Title: Vice President, Secretary and Senior Counsel

AMENDED
SCHEDULES

Effective May 1, 2000

Account(s), Policy(ies) and Portfolio(s) Subject
to the Participation Agreement

Accounts:	WRL Series Life Account
WRL Series Annuity Account

Policies:	The Equity Protector
WRL Freedom Equity Protector
WRL Freedom SP Plus
WRL Freedom Variable Annuity
WRL Freedom Attainer Variable Annuity
WRL Freedom Bellwether Variable Annuity
WRL Freedom Conqueror Variable Annuity
WRL Freedom Wealth Protector
C.A.S.E. Reserve Variable Annuity
Meridian Sector Variable Annuity
WRL Freedom Wealth Creator Variable Annuity
WRL Financial Freedom Builder
WRL Freedom Elite
WRL Freedom Navigator
WRL Freedom Premier Variable Annuity
WRL Freedom Access Variable Annuity
WRL Freedom Enhancer Variable Annuity

Portfolios:	Janus Growth
AEGON Bond
J. P. Morgan Money Market
Janus Global
LKCM Strategic Total Return
VKAM Emerging Growth
Federated Growth & Income
Alger Aggressive Growth
AEGON Balanced
Dean Asset Allocation
C.A.S.E. Growth
NWQ Value Equity
GE International Equity
GE U.S. Equity
Third Avenue Value
J.P. Morgan Real Estate Securities
T. Rowe Price Dividend Growth
T. Rowe Price Small Cap

AMENDED SCHEDULE B (continued)

Portfolios:	Dreyfus Mid Cap
Goldman Sachs Growth
Goldman Sachs Small Cap
Salomon All Cap
Pilgrim Baxter Mid Cap Growth
Great Companies -America sm
Great Companies- Technology sm
Value Line Aggressive Growth

AMENDMENT NO. 16 TO
PARTICIPATION AGREEMENT
BETWEEN
WRL SERIES FUND, INC. AND
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO,

Amendment No. 16 to the Participation Agreement ("Agreement"), dated February 27, 1991, as amended, between WRL Series Fund, Inc. (the "Fund") and Western Reserve Life Assurance Co. of Ohio ("WRL").

WHEREAS, WRL will offer, through its WRL Series Annuity Account, the WRL Freedom Select Variable Annuity (the "Policy"); and

WHEREAS, the Fund, effective September 1, 2000, will add two new portfolios consisting of the Great Companies- Global2, and the Gabelli Global Growth of the WRL Series Fund, Inc.; and

WHEREAS, to the extent permitted by applicable insurance law and regulation, WRL intends to purchase shares in one or more of the Portfolios of the Fund to fund the Policy, as specified in Schedule B attached to the Agreement, as such Schedule B is amended by this Amendment No. 16, and as Schedule B may be amended from time to time; and

WHEREAS, the Fund intends to sell shares of the Portfolio(s) to the Policy at net asset value; and

NOW, THEREFORE, IT IS HEREBY AGREED that WRL, through its WRL Series Annuity Account, is authorized to acquire shares issued by the Fund, subject to the terms and conditions of the Participation Agreement, and that Schedule B to the Participation Agreement is hereby amended to add the WRL Freedom Select Variable Annuity to the list of "Policies", and to add the Great Companies Global2  and the Gabelli Global Growth of the Fund to the list of Designated Portfolios of the Fund.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative, effective as of September 1, 2000.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO By its authorized officer,	WRL SERIES FUND, INC. By its authorized officer,

By: /s/ Priscilla I. Hechler	By: /s/ John K. Carter
Priscilla I. Hechler	John K. Carter
Title: Assistant Vice President and Assistant Secretary	Title: Vice President, Secretary and Senior Counsel

AMENDED
SCHEDULE B

Effective September I, 2000

Account(s), Policy(ies) and Portfolio(s) Subject
to the Participation Agreement

Accounts:	WRL Series Life Account
WRL Series Annuity Account

Policies:	The Equity Protector
WRL Freedom Equity Protector
WRL Freedom SP Plus
WRL Freedom Variable Annuity
WRL Freedom Attainer Variable Annuity
WRL Freedom Bellwether Variable Annuity
WRL Freedom Conqueror Variable Annuity
WRL Freedom Wealth Protector
C.A.S.E. Reserve Variable Annuity
Meridian Sector Variable Annuity
WRL Freedom Wealth Creator Variable Annuity
WRL Financial Freedom Builder
WRL Freedom Elite
WRL Freedom Navigator
WRL Freedom Premier Variable Annuity
WRL Freedom Access Variable Annuity
WRL Freedom Enhancer Variable Annuity
WRL Freedom Select Variable Annuity

Portfolios:	Janus Growth
AEGON Bond
J. P. Morgan Money Market
Janus Global
LKCM Strategic Total Return
VKAM Emerging Growth
Federated Growth & Income
Alger Aggressive Growth
AEGON Balanced
Dean Asset Allocation
C.A.S.E. Growth
NWQ Value Equity
GE International Equity
GE U.S. Equity
Third Avenue Value
J.P. Morgan Real Estate Securities
T. Rowe Price Dividend Growth
T. Rowe Price Small Cap

AMENDED SCHEDULE B (continued)

Portfolios:	Dreyfus Mid Cap
Goldman Sachs Growth
Goldman Sachs Small Cap
Salomon All Cap
Pilgrim Baxter Mid Cap Growth
Great Companies -America sm
Great Companies- Technology sm
Value Line Aggressive Growth
Great Companies- Global2
Gabelli Global Growth

AMENDMENT NO. 17 TO
PARTICIPATION AGREEMENT
BETWEEN
WRL SERIES FUND, INC. AND
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO,

Amendment No. 17 to the Participation Agreement ("Agreement"), dated February 27, 1991, as amended, between WRL Series Fund, Inc. (the "Fund") and Western Reserve Life Assurance Co. of Ohio ("WRL").

WHEREAS, WRL will offer, through its WRL Series Life Account, the WRL Freedom Elite Builder variable insurance product (the "Policy"); and

WHEREAS, the Fund, effective May 1, 2001, will add one new portfolio consisting of the LKCM Capital Growth of the WRL Series Fund, Inc.; and

WHEREAS, to the extent permitted by applicable insurance law and regulation, WRL intends to purchase shares in one or more of the Portfolios of the Fund to fund the Policy, as specified in Schedule B attached to the Agreement, as such Schedule B is amended by this Amendment No. 17, and as Schedule B may be amended from time to time; and

WHEREAS, the Fund intends to sell shares of the Portfolio(s) to the Policy at net asset value; and

WHEREAS, the Fund's Board of Directors, at a meeting held on March 26,2001, approved resolutions for the following changes to go into effect May 1, 2001: a name change for the Fund to AEGON/Transamerica Series Fund, Inc.; a name change for the WRL VKAM Emerging Growth portfolio to Van Kampen Emerging Growth; and a change in name and sub-adviser for the WRL Goldman Sachs Small Cap portfolio to Munder Net50 to be sub-advised by Munder Capital Management; and

NOW, THEREFORE, IT IS HEREBY AGREED that WRL, through its WRL Series Life Account, will purchase and redeem shares issued by AEGON/Transamerica Series Fund, Inc., subject to the terms and conditions of the Participation Agreement. It is also agreed that Schedule B to the Participation Agreement is hereby amended to add the WRL Freedom Elite Builder variable insurance policy issued by WRL to the list of" Policies," and to add the LKCM Capital Growth, and the Munder Net50 to the list of" Portfolios" of the AEGON/Transamerica Series Fund, Inc.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative, effective as of May 1, 2001.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO By its authorized officer,	WRL SERIES FUND, INC. By its authorized officer,

By: /s/ Priscilla I. Hechler	By: /s/ John K. Carter
Priscilla I. Hechler	John K. Carter
Title: Assistant Vice President and Assistant Secretary	Title: Vice President, Secretary and Senior Counsel

AMENDED
SCHEDULE B
Effective May 1, 2001
Account(s), Policy(ies) and Portfolio(s) Subject
to the Participation Agreement

Accounts:	WRL Series Life Account
WRL Series Annuity Account

Policies:	The Equity Protector
WRL Freedom Equity Protector
WRL Freedom SP Plus
WRL Freedom Variable Annuity
WRL Freedom Attainer Variable Annuity
WRL Freedom Bellwether Variable Annuity
WRL Freedom Conqueror Variable Annuity
WRL Freedom Wealth Protector
C.A.S.E. Reserve Variable Annuity
Meridian Sector Variable Annuity
WRL Freedom Wealth Creator Variable Annuity
WRL Financial Freedom Builder
WRL Freedom Elite
WRL Freedom Navigator
WRL Freedom Premier Variable Annuity
WRL Freedom Access Variable Annuity
WRL Freedom Enhancer Variable Annuity
WRL Freedom Select Variable Annuity
WRL Freedom Elite Builder

Portfolios:	Janus Growth
AEGON Bond
J. P. Morgan Money Market
Janus Global
LKCM Strategic Total Return
Van Kampen Emerging Growth
Federated Growth & Income
Alger Aggressive Growth
AEGON Balanced
Dean Asset Allocation
C.A.S.E. Growth
NWQ Value Equity
GE International Equity
GE U.S. Equity
Third Avenue Value
J.P. Morgan Real Estate Securities
T. Rowe Price Dividend Growth
T. Rowe Price Small Cap

AMENDED SCHEDULE B (continued)

Portfolios:	Dreyfus Mid Cap
Goldman Sachs Growth
Goldman Sachs Small Cap
Salomon All Cap
Pilgrim Baxter Mid Cap Growth
Great Companies -America sm
Great Companies- Technology sm
Value Line Aggressive Growth
Great Companies- Global2
Gabelli Global Growth
Munder Net50
LKCM Capital Growth

AMENDMENT NO. 18 TO
PARTICIPATION AGREEMENT
BETWEEN
AEGON/TRANSAMERICA SERIES FUND, INC. AND
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO,

Amendment No. 18 to the Participation Agreement ("Agreement"), dated February 27, 1991, as amended, between AEGON/Transamerica Series Fund, Inc. (the "Fund") and Western Reserve Life Assurance Co. of Ohio ("WRL").

WHEREAS, the Fund, effective May 1, 2002, will add 14 new portfolios and five portfolios will have name changes and two portfolios will be deleted due to mergers; and

WHEREAS, the Fund intends to sell shares of the Portfolio(s) to the Policies at net asset value; and

WHEREAS, the Fund's Board of Directors, at a meeting held on March 18, 2002, approved resolutions for the following changes to go into effect May 1, 2002: a name change for the J.P. Morgan Money Market to Transamerica Money Market due to a change in sub-adviser from J.P. Morgan Investment Management Inc. to Transamerica Investment Management, LLC; a name change of the Dean Asset Allocation to Transamerica Value Balanced due to a change in sub-adviser from Dean Investment Associates to Transamerica Investment Management, LLC; a name change for the NWQ Value Equity to PBHG/NWQ Value Select due to the addition of a co-sub-adviser, Pilgrim Baxter & Associates, Ltd.; a name change of the J.P. Morgan Real Estate Securities to Clarion Real Estate Securities due to a change in sub-adviser from J.P. Morgan Investment Management Inc. to Clarion CRA Securities, LP; a name change for the GE International Equity to American Century International due to a change of sub-adviser from GE Asset Management Incorporated to American Century Investment Management, Inc.; deletion of the C.A.S.E. Growth due to a merger into Great Companies- America; deletion of the AEGON Balanced due to a merger into Janus Balanced; the addition of American Century International, Aggressive Asset Allocation, Conservative Asset Allocation, Moderate Asset Allocation, Moderately Aggressive Asset Allocation, Transamerica Equity, Transamerica Growth Opportunities, Transamerica U.S. Government Securities, Transamerica Convertible Securities, Capital Guardian U.S. Equity, Capital Guardian Value, J.P. Morgan Enhanced Index, Janus Balanced, and PIMCO Total Return; and

NOW, THEREFORE, IT IS HEREBY AGREED that Schedule B to the Participation Agreement is hereby amended to add the American Century International, Aggressive Asset Allocation, Conservative Asset Allocation, Moderate Asset Allocation, Moderately Aggressive Asset Allocation, Transamerica Equity, Transamerica Growth Opportunities, Transamerica Convertible Securities, Transamerica U.S. Government Securities, Capital Guardian U.S. Equity, Capital Guardian Value, J.P.Morgan Enhanced Index, Janus Balanced, and PIMCO Total Return to the list of" Portfolios" of the AEGON/Transamerica Series Fund, Inc.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative, effective as of May I, 2002.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO By its authorized officer,	AEGON/TRANSAMERICA SERIES FUND, INC. By its authorized officer,

By: /s/ Priscilla I. Hechler	By: /s/ John K. Carter
Priscilla I. Hechler	John K. Carter
Title: Assistant Vice President and Assistant Secretary	Title: Vice President, Secretary and Senior Counsel

AMENDED
SCHEDULE B

Effective May 1, 2002
Account(s), Policy(ies) and Portfolio(s) Subject
to the Participation Agreement

Accounts:	WRL Series Life Account
WRL Series Annuity Account

Policies:	The Equity Protector
WRL Freedom Equity Protector
WRL Freedom SP Plus
WRL Freedom Variable Annuity
WRL Freedom Attainer Variable Annuity
WRL Freedom Bellwether Variable Annuity
WRL Freedom Conqueror Variable Annuity
WRL Freedom Wealth Protector
C.A.S.E. Reserve Variable Annuity
Meridian Sector Variable Annuity
WRL Freedom Wealth Creator Variable Annuity
WRL Financial Freedom Builder
WRL Freedom Elite
WRL Freedom Navigator
WRL Freedom Premier Variable Annuity
WRL Freedom Access Variable Annuity
WRL Freedom Enhancer Variable Annuity
WRL Freedom Select Variable Annuity
WRL Freedom Elite Builder

Portfolios:	Janus Growth
AEGON Bond
J. P. Morgan Money Market
Janus Global
LKCM Strategic Total Return
Van Kampen Emerging Growth
Federated Growth & Income
Alger Aggressive Growth
Janus Balanced
Transamerica Value Balanced
PBHG/NWQ Value Select
American Century International
GE U.S. Equity
Third Avenue Value
Clarion Real Estate Securities
T. Rowe Price Dividend Growth
T. Rowe Price Small Cap
Dreyfus Mid Cap
Goldman Sachs Growth
Salomon All Cap
PBHG Mid Cap Growth

AMENDED SCHEDULE B (continued)

Portfolios:	Great Companies -America sm
Great Companies- Technology sm
Value Line Aggressive Growth
Great Companies- Global2
Gabelli Global Growth
Munder Net50
LKCM Capital Growth
Transamerica Equity
Transamerica Growth Opportunities
Transamerica U.S. Government Securities
Transamerica Convertible Securities
Capital Guardian U.S. Equity
Capital Guardian Value
Aggressive Asset Allocation
Conservative Asset Allocation
Moderate Asset Allocation
Moderately Aggressive Asset Allocation
PIMCO Total Return
J.P. Morgan Enhanced Index

AMENDMENT NO. 19 TO
PARTICIPATION AGREEMENT
BETWEEN
AEGON/TRANSAMERICA SERIES FUND, INC. AND
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO,

Amendment No. 19 to the Participation Agreement ("Agreement"), dated February 27, 1991, as amended, between AEGON/Transamerica Series Fund, Inc. (the "Fund") and Western Reserve Life Assurance Co. of Ohio ("WRL").

WHEREAS, WRL will offer, through its WRL Series Life Account, the WRL Freedom Elite Advisor variable life insurance policy (the "Policy"); and

WHEREAS, the Fund, effective November 1, 2002, will have a name change due to a change of sub-adviser; and

WHEREAS, to the extent permitted by applicable insurance law and regulation, WRL intends to purchase shares in one or more of the Portfolios of the Fund to fund the Policy, as specified in Schedule B attached to the Agreement, as such Schedule B is amended by this Amendment No. I9, and as Schedule B may be amended from time to time; and

WHEREAS, the Fund's Board of Directors, at a meeting held on September 9, 2002, approved resolutions for the following change to go into effect November 1, 2002: a name change for the Goldman Sachs Growth to Marsico Growth due to a change in sub-adviser from Goldman Sachs Asset Management to Marsico Capital Management, LLC; and

WHEREAS, the Fund intends to sell shares of the Portfolio(s) to the Policy at net asset value; and

NOW, THEREFORE, IT IS HEREBY AGREED that WRL, through its WRL Series Life Account, is authorized to acquire shares issued by the Fund, subject to the terms and conditions of the Participation Agreement, and that Schedule B to the Participation Agreement is hereby amended to add the WRL Freedom Elite Advisor variable life insurance policy to the list of "Policies", and to add Marsico Growth of the Fund to the list of Designated Portfolios of the Fund.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative, effective as of November 1, 2002.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO By its authorized officer,	AEGON/TRANSAMERICA SERIES FUND, INC. By its authorized officer,

By: /s/ Priscilla I. Hechler	By: /s/ John K. Carter
Priscilla I. Hechler	John K. Carter
Title: Assistant Vice President and Assistant Secretary	Title: Vice President, Secretary and Senior Counsel

AMENDED
SCHEDULE B
Effective November 1, 2002
Account(s), Policy(ies) and Portfolio(s) Subject
to the Participation Agreement

Accounts:	WRL Series Life Account
WRL Series Annuity Account

Policies:	The Equity Protector
WRL Freedom Equity Protector
WRL Freedom SP Plus
WRL Freedom Variable Annuity
WRL Freedom Attainer Variable Annuity
WRL Freedom Bellwether Variable Annuity
WRL Freedom Conqueror Variable Annuity
WRL Freedom Wealth Protector
C.A.S.E. Reserve Variable Annuity
Meridian Sector Variable Annuity
WRL Freedom Wealth Creator Variable Annuity
WRL Financial Freedom Builder
WRL Freedom Elite
WRL Freedom Navigator
WRL Freedom Premier Variable Annuity
WRL Freedom Access Variable Annuity
WRL Freedom Enhancer Variable Annuity
WRL Freedom Select Variable Annuity
WRL Freedom Elite Builder
WRL Freedom Elite Advisor

Portfolios:	AEGON/Transamerica Series Fund, Inc.
Janus Growth
AEGON Bond
Transamerica Money Market
Janus Global
LKCM Strategic Total Return
Van Kampen Emerging Growth
Federated Growth & Income
Alger Aggressive Growth
Janus Balanced
Transamerica Value Balanced
PBHG/NWQ Value Select
American Century International
GE U.S. Equity
Third Avenue Value
Clarion Real Estate Securities
T. Rowe Price Dividend Growth
T. Rowe Price Small Cap
Dreyfus Mid Cap
Marsico Growth
Salomon All Cap
PBHG Mid Cap Growth

AMENDED SCHEDULE B (continued)

Portfolios:	Great Companies - America sm
Great Companies- Technology sm
Value Line Aggressive Growth
Great Companies- Global2
Gabelli Global Growth
Munder Net50
LKCM Capital Growth
Transamerica Equity
Transamerica Growth Opportunities
Transamerica U.S. Government Securities
Transamerica Convertible Securities
Capital Guardian U.S. Equity
Capital Guardian Value
Aggressive Asset Allocation
Conservative Asset Allocation
Moderate Asset Allocation
Moderately Aggressive Asset Allocation
PIMCO Total Return
J.P. Morgan Enhanced Index

AMENDMENT NO. 20 TO
PARTICIPATION AGREEMENT
BETWEEN
AEGON/TRANSAMERICA SERIES FUND, INC. AND
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO,

Amendment No. 20 to the Participation Agreement ("Agreement"), dated February 27, 1991, as amended, between AEGON/Transamerica Series Fund, Inc. (the "Fund") and Western Reserve Life Assurance Co. of Ohio ("WRL").

WHEREAS, WRL has registered or will register the WRL Freedom Premier II, WRL Freedom Access II and WRL Freedom Enhancer II variable annuity contracts (the "Contracts") under the Securities Act of 1933; and

WHEREAS, WRL will offer, through its WRL Series Annuity Account, the WRL Freedom Premier II, the WRL Freedom Access II and the WRL Freedom Enhancer II variable annuity contracts; and

WHEREAS, to the extent permitted by applicable insurance law and regulation, WRL intends to purchase shares in one or more of the Portfolios of the Fund to fund the Contracts, as specified in Schedule B attached to the Agreement, as such Schedule B is amended by this Amendment No. 20, and as Schedule B may be amended from time to time; and

WHEREAS, the Fund's Board of Directors approved resolutions for the following changes to go into effect Apri130, 2003: a name change of the Conservative Asset Allocation to Asset Allocation- Conservative Portfolio, the Aggressive Asset Allocation to Asset Allocation- Growth Portfolio, the Moderate Asset Allocation to Asset Allocation -Moderate Portfolio, and the Moderately Aggressive Asset Allocation to Asset Allocation Moderate Growth Portfolio; the merger of LKCM Capital Growth into Transamerica Equity; the merger of Gabelli Global Growth into American Century International; the merger of T. Rowe Price Dividend Growth into T. Rowe Price Equity Income; and the merger of Value Line Aggressive Growth into Alger Aggressive Growth; and

WHEREAS, the Fund intends to sell shares of the Portfolio(s) to the Contracts at net asset value; and

NOW, THEREFORE, IT IS HEREBY AGREED that WRL, through its WRL Series Annuity Account, is authorized to acquire shares issued by the Fund, subject to the terms and conditions of the Participation Agreement, and that Schedule B to the Participation Agreement is hereby amended to add the WRL Freedom Premier II, WRL Freedom Access II, and WRL Freedom Enhancer II variable annuity contracts to the list of "Policies". It is also hereby agreed that Schedule A to this Agreement will be amended to: add the new classes of shares for each portfolio of the Fund; and to reflect the various name changes to certain portfolios due to the mergers listed above.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative, effective as of May 1, 2003.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO By its authorized officer,	AEGON/TRANSAMERICA SERIES CO. FUND, INC. By its authorized officer,

By: /s/ Priscilla I. Hechler	By: /s/ John K. Carter
Priscilla I. Hechler	John K. Carter
Title: Assistant Vice President and Assistant Secretary	Title: Vice President, Secretary and Senior Counsel

AMENDED
SCHEDULE B
Effective May 1, 2003

Account(s), Policy(ies) and Portfolio(s) Subject
to the Participation Agreement
Accounts:	WRL Series Life Account
WRL Series Annuity Account

Policies:	The Equity Protector
WRL Freedom Equity Protector
WRL Freedom SP Plus
WRL Freedom Variable Annuity
WRL Freedom Attainer Variable Annuity
WRL Freedom Bellwether Variable Annuity
WRL Freedom Conqueror Variable Annuity
WRL Freedom Wealth Protector
C.A.S.E. Reserve Variable Annuity
Meridian Sector Variable Annuity
WRL Freedom Wealth Creator Variable Annuity
WRL Financial Freedom Builder
WRL Freedom Elite
WRL Freedom Navigator
WRL Freedom Premier Variable Annuity
WRL Freedom Access Variable Annuity
WRL Freedom Enhancer Variable Annuity
WRL Freedom Select Variable Annuity
WRL Freedom Elite Builder
WRL Freedom Elite Advisor
WRL Freedom Premier II
WRL Freedom Access II
WRL Freedom Enhancer II

Portfolios:	AEGON/Transamerica Series Fund, Inc.
AEGON Bond
Alger Aggressive Growth
Asset Allocation- Conservative Portfolio
Asset Allocation- Growth Portfolio
Asset Allocation- Moderate Portfolio
Asset Allocation - Moderate Growth Portfolio
American Century International
American Century Income & Growth
Capital Guardian U.S. Equity
Capital Guardian Value
Clarion Real Estate Securities
Dreyfus Mid Cap
Dreyfus Small Cap Value
Federated Growth & Income
GE U.S. Equity
Great Companies - America sm
Great Companies- Global2
Great Companies -Technology sm
J.P. Morgan Enhanced Index
Janus Balanced
Janus Global
Janus Growth

AMENDED SCHEDULE B (continued)

Portfolios:	LKCM Strategic Total Return
Marsico Growth
MFS High Yield
Munder Net50
PBHG/NWQ Value Select
PBHG Mid Cap Growth
PIMCO Total Return
Salomon All Cap
T. Rowe Price Equity Income
T. Rowe Price Small Cap
Third Avenue Value
Transamerica Equity
Transamerica Convertible Securities
Transamerica Growth Opportunities
Transamerica Money Market
Transamerica U.S. Government Securities
Transamerica Value Balanced
Van Kampen Emerging Growth

AMENDMENT NO. 21 TO
PARTICIPATION AGREEMENT
BETWEEN
AEGON/TRANSAMERICA SERIES FUND, INC. AND
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO,

Amendment No. 21 to the Participation Agreement ("Agreement"), dated February 27, 1991, as amended, between AEGON/Transamerica Series Fund, Inc. (the "Fund") and Western Reserve Life Assurance Co. of Ohio ("WRL").

WHEREAS, WRL has registered or will register the WRL Freedom Navigator variable annuity contract and the WRL Xcelerator variable life insurance policy (the "Policies") under the Securities Act of 1933; and

WHEREAS, WRL has, by resolution of its Board of Directors, duly organized and established the Separate Account VA U (the "Account") as a segregated asset account to receive, set aside and invest assets attributable to net premiums and payments received under the contract and such variable annuity contract will be partly funded by the Fund; and

WHEREAS, WRL has registered or will register the Account as a unit investment trust under the Investment Company Act of 1940, as amended; and

WHEREAS, WRL will offer, through its Separate Account VA U, the WRL Freedom Navigator variable annuity contract and through its WRL Series Life Account, the WRL Xcelerator variable life insurance policy; and

WHEREAS, to the extent permitted by applicable insurance law and regulation, WRL intends to purchase shares in one or more of the Portfolios of the Fund to fund the Policies, as specified in Schedule B attached to the Agreement, as such Schedule B is amended by this Amendment No. 21, and as Schedule B may be amended from time to time; and

WHEREAS, the Fund's Board of Directors approved resolutions for the following changes to go into effect September 15, 2003: a name change of the Great Companies- Global 2 to Templeton Great Companies Global; and

WHEREAS, the Fund intends to sell shares of the Portfolio(s) to the Policies at net asset value; and

NOW, THEREFORE, IT IS HEREBY AGREED that WRL, through its Separate Account VA U and WRL Series Life Account, is authorized to acquire shares issued by the Fund, subject to the terms and conditions of the Participation Agreement, and that Schedule B to the Participation Agreement is hereby amended to add the WRL Freedom Navigator variable annuity contract and WRL Xcelerator variable life insurance policy to the list of "Policies". It is also hereby agreed that Schedule A to this Agreement will be amended to reflect the name change of the Great Companies- Global 2 portfolio.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative, effective as of September 1, 2003.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO By its authorized officer,	AEGON/TRANSAMERICA SERIES FUND, INC. By its authorized officer,

By: /s/ Priscilla I. Hechler	By: /s/ John K. Carter
Priscilla I. Hechler	John K. Carter
Title: Assistant Vice President and Assistant Secretary	Title: Vice President, Secretary and Senior Counsel

AMENDED
SCHEDULE B
Effective September 1, 2003
Account(s), Policy(ies) and Portfolio(s) Subject
to the Participation Agreement
Accounts:	WRL Series Life Account
WRL Series Annuity Account
Separate Account VA U

Policies:	The Equity Protector
WRL Freedom Equity Protector
WRL Freedom SP Plus
WRL Freedom Variable Annuity
WRL Freedom Attainer Variable Annuity
WRL Freedom Bellwether Variable Annuity
WRL Freedom Conqueror Variable Annuity
WRL Freedom Wealth Protector
C.A.S.E. Reserve Variable Annuity
Meridian Sector Variable Annuity
WRL Freedom Wealth Creator Variable Annuity
WRL Financial Freedom Builder
WRL Freedom Elite
WRL Freedom Premier Variable Annuity
WRL Freedom Access Variable Annuity
WRL Freedom Enhancer Variable Annuity
WRL Freedom Select Variable Annuity
WRL Freedom Elite Builder
WRL Freedom Elite Advisor
WRL Freedom Premier II
WRL Freedom Access II
WRL Freedom Enhancer II
WRL Freedom Navigator
WRL Xcelerator

Portfolios:	AEGON/Transamerica Series Fund, Inc. - each Portfolio has an Initial Class and a Service
Class of Shares
AEGON Bond
Alger Aggressive Growth
Asset Allocation - Conservative Portfolio
Asset Allocation - Growth Portfolio
Asset Allocation - Moderate Portfolio
Asset Allocation - Moderate Growth Portfolio
American Century International
American Century Income & Growth
Capital Guardian U.S. Equity
Capital Guardian Value
Clarion Real Estate Securities
Dreyfus Mid Cap
Dreyfus Small Cap Value
Federated Growth & Income
GE U.S. Equity
Great Companies - America sm
Great Companies - Technology sm
J.P. Morgan Enhanced Index
Janus Balanced
Janus Global

AMENDED SCHEDULE B (continued)

Portfolios:	Janus Growth
LKCM Strategic Total Return
Marsico Growth
MFS High Yield
Munder Net50
PBHGINWQ Value Select
PBHG Mid Cap Growth
PIMCO Total Return
Salomon All Cap
Templeton Great Companies Global
T. Rowe Price Equity Income
T. Rowe Price Small Cap
Third Avenue Value
Transamerica Equity
Transamerica Convertible Securities
Transamerica Growth Opportunities
Transamerica Money Market
Transamerica U.S. Government Securities
Transamerica Value Balanced
Van Kampen Emerging Growth

AMENDMENT NO. 22 TO
PARTICIPATION AGREEMENT
BETWEEN
AEGON/TRANSAMERICA SERIES FUND, INC. AND
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO,

Amendment No. 22 to the Participation Agreement ("Agreement"), dated February 27, 1991, as amended, between AEGON/Transamerica Series Fund, Inc. (the "Fund") and Western Reserve Life Assurance Co. of Ohio ("WRL").

WHEREAS, WRL has registered or will register the WRL Freedom Wealth Builder variable life insurance policy (the "Policy") under the Securities Act of 1933; and

WHEREAS, WRL will offer, through its WRL Series Life Account, the WRL Freedom Wealth Builder variable life insurance policy; and

WHEREAS, WRL has changed the name of the WRL Freedom Navigator variable annuity contract to WRL Freedom Premier III variable annuity contract; and

WHEREAS, to the extent permitted by applicable insurance law and regulation, WRL intends to purchase shares in one or more of the Portfolios of the Fund to fund the Policy, as specified in Schedule B attached to the Agreement, as such Schedule B is amended by this Amendment No. 22, and as Schedule B may be amended from time to time; and

WHEREAS, the Fund intends to sell shares of the Portfolio(s) to the Policy at net asset value; and

NOW, THEREFORE, IT IS HEREBY AGREED that WRL, through its WRL Series Life Account, is authorized to acquire shares issued by the Fund, subject to the terms and conditions of the Participation Agreement, and that Schedule B to the Participation Agreement is hereby amended to add the WRL Freedom Wealth Builder variable life insurance policy to the list of "Policies" and to reflect the name change of the WRL Freedom Navigator to WRL Freedom Premier III.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative, effective as of December 1, 2003.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO By its authorized officer,	AEGON/TRANSAMERICA SERIES FUND, INC. By its authorized officer,

By: /s/ Priscilla I. Hechler	By: /s/ John K. Carter
Priscilla I. Hechler	John K. Carter
Title: Assistant Vice President and Assistant Secretary	Title: Vice President, Secretary and Senior Counsel

AMENDED
SCHEDULE B

Effective December l, 2003

Account(s), Policy(ies) and Portfolio(s) Subject
to the Participation Agreement

Accounts:	WRL Series Life Account
WRL Series Annuity Account
Separate Account VA U

Policies:	The Equity Protector
WRL Freedom Equity Protector
WRL Freedom SP Plus
WRL Freedom Variable Annuity
WRL Freedom Attainer Variable Annuity
WRL Freedom Bellwether Variable Annuity
WRL Freedom Conqueror Variable Annuity
WRL Freedom Wealth Protector
C.A.S.E. Reserve Variable Annuity
Meridian Sector Variable Annuity
WRL Freedom Wealth Creator Variable Annuity
WRL Financial Freedom Builder
WRL Freedom Elite
WRL Freedom Premier Variable Annuity
WRL Freedom Access Variable Annuity
WRL Freedom Enhancer Variable Annuity
WRL Freedom Select Variable Annuity
WRL Freedom Elite Builder
WRL Freedom Elite Advisor
WRL Freedom Premier II
WRL Freedom Access II
WRL Freedom Enhancer II
WRL Freedom Premier III
WRL Xcelerator
WRL Freedom Wealth Builder

Portfolios:	AEGON/Transamerica Series Fund, Inc.- each Portfolio has an Initial Class and a Service
Class of Shares
AEGON Bond
Alger Aggressive Growth
Asset Allocation - Conservative Portfolio
Asset Allocation - Growth Portfolio
Asset Allocation - Moderate Portfolio
Asset Allocation - Moderate Growth Portfolio
American Century International
American Century Income & Growth
Capital Guardian U.S. Equity
Capital Guardian Value
Clarion-Real-Estate Securities
Dreyfus Mid Cap
Dreyfus Small Cap Value
Federated Growth & Income
GE U.S. Equity
Great Companies - America sm
Great Companies - Technology sm
J.P. Morgan Enhanced Index
Portfolios:	Janus Balanced
Janus Global
Janus Growth
LKCM Strategic Total Return
Marsico Growth
.MFS High Yield
Munder Net50
PBHG/NWQ Value Select
PBHG Mid Cap Growth
PIMCO Total Return
Salomon All Cap
Templeton Great Companies Global
T. Rowe Price Equity Income
T. Rowe Price Small Cap
Third Avenue Value
Transamerica Equity
Transamerica Convertible Securities
Transamerica Growth Opportunities
Transamerica Money Market
Transamerica U.S. Government Securities
Transamerica Value Balanced
Van Kampen Emerging Growth

AMENDMENT NO. 23 TO
PARTICIPATION AGREEMENT
BETWEEN
AEGON/TRANSAMERICA SERIES FUND, INC. AND
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO,

Amendment No. 23 to the Participation Agreement ("Agreement"), dated February 27, 1991, as amended between AEGON/Transamerica Series Fund, Inc. (the "Fund") and Western Reserve Life Assurance Co. of Ohio ("WRL").

WHEREAS, WRL has registered or will register the WRL Freedom Multiple variable annuity contract (the "Contract") under the Securities Act of 1933; and

WHEREAS, WRL will offer, through its Separate Account VA V, the WRL Freedom Multiple variable annuity contract; and

WHEREAS, to the extent permitted by applicable insurance law and regulation, WRL intends to purchase shares in one or more of the Portfolios of the Fund to fund the Contract, as specified in Schedule B attached to the Agreement, as such Schedule B is amended by this Amendment No. 23, and as Schedule B may be amended from time to time; and

WHEREAS, the Fund's Board of Directors approved resolutions for the following changes to go into effect April30, 2004: a name change of the following portfolios: Dreyfus Mid Cap to J.P. Morgan Mid Cap Value and PBHG/NWQ Value Select to Mercury Large Cap Value; restructuring of the Janus Balanced portfolio to Transamerica Balanced; and the mergers of the following portfolios: Alger Aggressive Growth into Transamerica Equity, LKCM Strategic Total Return into Transamerica Value Balanced, GE U.S. Equity into Great Companies- AmericaSM, PBHG Mid Cap Growth into Transamerica Growth Opportunities, and Templeton Great Companies Global into Janus Global and then a name change of Janus Global to Templeton Great Companies Global; and

WHEREAS, the Fund intends to sell shares of the Portfolio(s) to the Contract at net asset value; and

NOW, THEREFORE, IT IS HEREBY AGREED that WRL, through its Separate Account VA V, is authorized to acquire shares issued by the Fund, subject to the terms and conditions of the Participation Agreement, and that Schedule B to the Participation Agreement is hereby amended to add the WRL Freedom Multiple variable annuity contract to the list of "Policies". It is also hereby agreed that Schedule A to this Agreement will be amended to reflect the various name changes to certain portfolios due to the mergers listed above.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative, effective as of
May 1, 2004.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO By its authorized officer,	AEGON/TRANSAMERICA SERIES CO. FUND, INC. By its authorized officer,

By: /s/ Priscilla I. Hechler	By: /s/ John K. Carter
Priscilla I. Hechler	John K. Carter
Title: Assistant Vice President and Assistant Secretary	Title: Vice President, Secretary and Senior Counsel

AMENDED
SCHEDULE B

Effective May 1, 2004

Account(s), Policy(ies) and Portfolio(s) Subject
to the Participation Agreement

Accounts:	WRL Series Life Account
WRL Series Annuity Account
Separate Account VA U
Separate Account VA V

Policies:	The Equity Protector
WRL Freedom Equity Protector
WRL Freedom SP Plus
WRL Freedom Variable Annuity
WRL Freedom Attainer Variable Annuity
WRL Freedom Bellwether Variable Annuity
WRL Freedom Conqueror Variable Annuity
WRL Freedom Wealth Protector
C.A.S.E. Reserve Variable Annuity
Meridian Sector Variable Annuity
WRL Freedom Wealth Creator Variable Annuity
WRL Financial Freedom Builder
WRL Freedom Elite
WRL Freedom Premier Variable Annuity
WRL Freedom Access Variable Annuity
WRL Freedom Enhancer Variable Annuity
WRL Freedom Select Variable Annuity
WRL Freedom Elite Builder
WRL Freedom Elite Advisor
WRL Freedom Premier II
WRL Freedom Access II
WRL Freedom Enhancer II
WRL Freedom Premier III
WRL Xcelerator
WRL Freedom Elite Builder II
WRL Freedom Multiple

Portfolios:	AEGON/Transamerica Series Fund, Inc. - each Portfolio has an Initial Class and a Service
Class of Shares
AEGON Bond
Asset Allocation - Conservative Portfolio
Asset Allocation - Growth Portfolio
Asset Allocation - Moderate Portfolio
Asset Allocation - Moderate Growth Portfolio
American Century International
American Century Income & Growth
Capital Guardian-U.K Equity
Capital Guardian Value
Clarion Real Estate Securities
Dreyfus Small Cap Value
Federated Growth & Income
Great Companies - America sm
Great Companies- Technology sm
J.P. Morgan Enhanced Index
J.P. Morgan Mid Cap Value

AMENDED SCHEDULE B (continued)

Policies:	Janus Growth
Marsico Growth
Mercury Large Cap Value
MFS High Yield
Munder Net50
PIMCO Total Return
Salomon All Cap
Templeton Great Companies Global
T. Rowe Price Equity Income
T. Rowe Price Small Cap
Third Avenue Value
Transamerica Balanced
Transamerica Equity
Transamerica Convertible Securities
Transamerica Growth Opportunities
Transamerica Money Market
Transamerica U.S. Government Securities
Transamerica Value Balanced
Van Kampen Emerging Growth

AMENDMENT NO. 24 TO
PARTICIPATION AGREEMENT
BETWEEN
AEGON/TRANSAMERICA SERIES FUND, INC. AND
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO,

Amendment No. 24 to the Participation Agreement ("Agreement"), dated February 27, 1991, as amended, between AEGON/Transamerica Series Fund, Inc. (the "Fund") and Western Reserve Life Assurance Co. of Ohio ("WRL").

WHEREAS, pursuant to the Participation Agreement, each Company serves as the Fund's designee for receipt of purchase and redemption orders with respect to shares of the Fund; and

 WHEREAS, each party has determined that it is appropriate and in the best interests of the Fund, its Designated Portfolios, and each Company to amend Article II of the Participation Agreement to provide for certain representations and warranties with respect to the handling of orders with respect to the Fund's shares and the implementation of policies and procedures to limit or prevent frequent trading and/or market timing activities with respect to the Designated Portfolios; and

NOW, THEREFORE, IT IS HEREBY AGREED that the following will be added as a new Section 2.12 of the Participation Agreement:

2.12. The Company represents and warrants that (a) all purchase and redemption orders with respect to shares of the Designated Portfolios submitted with respect to  a  Business Day in accordance with Article I will be received in good order by the Company prior to calculation of the net asset value on that Business Day as disclosed in the Designated Portfolios' prospectuses, as they may be amended from time to time, and will be processed by the Company in compliance with Rule 22c-l under the 1940 Act and regulatory interpretations thereof; (b) the Company will provide the Fund or its agent with assurances regarding the compliance of its handling of orders with respect to shares of the Designated Portfolios with the requirements of Rule 22c-1 and regulatory interpretations thereof upon reasonable request; and (c) the Company will use its best efforts to cooperate with the Fund or its agent to implement policies and procedures to prevent frequent trading and/or market timing in the Designated Portfolios and enforce the market timing policies disclosed in the Designated Portfolios' prospectuses, as they may be amended from time to time.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative, effective as of October 22,2004.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO By its authorized officer,	AEGON/TRANSAMERICA SERIES CO. OF OHIO FUND, INC. By its authorized officer,

By: /s/ Priscilla I. Hechler	By: /s/ John K. Carter
Priscilla I. Hechler	John K. Carter
Title: Assistant Vice President and Assistant Secretary	Title: Vice President, Secretary and Senior Counsel

AMENDED
SCHEDULE   B
Effective October 22, 2004

Account(s), Policy(ies) and Portfolio(s) Subject
to the Participation Agreement

Accounts:	WRL Series Life Account
WRL Series Annuity Account
Separate Account VA U
Separate Account VA V

Policies:	The Equity Protector
WRL Freedom Equity Protector
WRL Freedom SP Plus
WRL Freedom Variable Annuity
WRL Freedom Attainer Variable Annuity
WRL Freedom Bellwether Variable Annuity
WRL Freedom Conqueror Variable Annuity
WRL Freedom Wealth Protector
C.A.S.E. Reserve Variable Annuity
Meridian Sector Variable Annuity
WRL Freedom Wealth Creator Variable Annuity
WRL Financial Freedom Builder
WRL Freedom Elite
WRL Freedom Premier Variable Annuity
WRL Freedom Access Variable Annuity
WRL Freedom Enhancer Variable Annuity
WRL Freedom Select Variable Annuity
WRL Freedom Elite Builder
WRL Freedom Elite Advisor
WRL Freedom Premier II
WRL Freedom Access II
WRL Freedom Enhancer II
WRL Freedom Premier III
WRL Xcelerator
WRL Freedom Elite Builder II
WRL Freedom Multiple

Portfolios:	AEGON/Transamerica Series Fund, Inc. - each Portfolio has an Initial Class and a Service
Class of Shares
AEGON Bond
Asset Allocation- Conservative Portfolio
Asset Allocation- Growth Portfolio
Asset Allocation- Moderate Portfolio
Asset Allocation Moderate Growth Portfolio
American Century International
American Century Income & Growth
Capital Guardian U.S. Equity
Capital Guardian Value
Clarion Real Estate Securities
Dreyfus Small Cap Value
Federated Growth & Income
Great Companies America sm
Great Companies- Technology sm
J.P. Morgan Enhanced Index
J.P. Morgan Mid Cap Value

AMENDED SCHEDULE B (continued)

Portfolios:	Janus Growth
Marsico Growth
Mercury Large Cap Value
MFS High Yield
Munder Net50
PIMCO Total Return
Salomon All Cap
Templeton Great Companies Global
T. Rowe Price Equity Income
T. Rowe Price Small Cap
Third A venue Value
Transamerica Balanced
Transamerica Equity
Transamerica Convertible Securities
Transamerica Growth Opportunities
Transamerica Money Market
Transamerica U.S. Government Securities
Transamerica Value Balanced
Van Kampen Emerging Growth

AMENDMENT NO. 25 TO
PARTICIPATION AGREEMENT
BETWEEN
AEGON/TRANSAMERICA SERIES FUND, INC. AND
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Amendment No. 25 to the Participation Agreement ("Agreement"), dated February 27, 1991, as amended, between AEGON/Transamerica Series Fund, Inc. and Western Reserve Life Assurance Co. of Ohio (the "Parties").

I. The name of AEGON/Transamerica Series Fund, Inc. is changed to AEGON/Transamerica Series Trust, effective May 1, 2005.

IN WITNESS WHEREOF, each of the Parties has caused this Amendment to be executed this 28th day of March, 2005, in its name and on its behalf by its duly authorized representative.

AEGON/TRANSAMERICA SERIES FUND, INC.	WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
By its authorized officer,	By its authorized officer,

By: /s/T. Gregory Reymann, II	By: /s/Priscilla I. Hechler
T. Gregory Reymann, II	Priscilla I. Hechler
Title: Vice President	Title: Assistant Vice President
And Counsel	And Assistant Secretary

AMENDMENT NO. 26 TO
PARTICIPATION AGREEMENT
BETWEEN
AEGON/TRANSAMERICA SERIES TRUST AND
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Amendment No. 26 to the Participation Agreement ("Agreement"), dated February 27, 1991, as amended, between AEGON/Transamerica Series Fund, Inc. and Western Reserve Life Assurance Co. of Ohio (the "Parties").

The following will be added as a new Section 2.12 of the Participation
Agreement, replacing said section:

2.12 The Company represents and warrants that (a) all purchase and redemption orders with respect to shares of the Designated Portfolios submitted with respect to a Business Day in accordance with Article I will be received in good order by the Company prior to calculation of the net asset value on that Business Day as disclosed in the Designated
Portfolios' prospectuses, as they may be amended from time to time, and will be processed by the Company in compliance with Rule 22c-l under the 1940 Act and regulatory interpretations thereof; (b) the Company will provide the Fund or its agent with assurances regarding the compliance of its handling of orders with respect to shares of the
Designated Portfolios with the requirements of Rule 22c-l and regulatory interpretations thereof upon reasonably request; and (c) the
Company will use its best efforts to cooperate with the Fund or its agent to implement policies and procedures to prevent frequent trading and/or market timing in the Designated Portfolios and enforce the market timing policies disclosed in the Designated Portfolios' prospectuses, as they may be amended from time to time.

IN WITNESS WHEREOF, each of the Parties has caused this Amendment to be executed this lst day of September, 2005, in its name and on its behalf by its duly authorized representative.

AEGON/TRANSAMERICA SERIES TRUST	WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
By its authorized officer,	By its authorized officer,

By: /s/T. Gregory Reymann, II	By: /s/Priscilla I. Hechler
T. Gregory Reymann, II	Priscilla I. Hechler
Title: Vice President	Title: Assistant Vice President
And Counsel	And Assistant Secretary

AMENDMENT NO. 27 TO
PARTICIPATION AGREEMENT
BETWEEN
AEGON/TRANSAMERICA SERIES TRUST AND
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Amendment No. 27 to the Participation Agreement ("Agreement"), dated February 27, 1991, as amended, between AEGON/Transamerica Series Fund, Inc. and Western Reserve Life Assurance Co. of Ohio (the "Parties").

Schedule B of the Agreement is deleted in its entirety and replaced with the following Amended Schedule B:

AMENDED SCHEDULE B

Effective May 1, 2006
Account(s), Policy(ies) and Portfolio(s)
Subject to the Participation Agreement

Accounts:	WRL Series Life Account
WRL Series Annuity Account
Separate Account VA U
Separate Account VA V

Policies:	The Equity Protector
WRL Freedom Equity Protector
WRL Freedom SP Plus
WRL Freedom Variable Annuity
WRL Freedom Attainer Variable Annuity
WRL Freedom Bellwether Variable Annuity
WRL Freedom Conqueror Variable Annuity
WRL Freedom Wealth Protector
C.A.S.E. Reserve Variable Annuity
Meridian Sector Variable Annuity
WRL Freedom Wealth Creator Variable Annuity
WRL Financial Freedom Builder
WRL Freedom Elite
WRL Freedom Premier Variable Annuity
WRL Freedom Access Variable Annuity
WRL Freedom Enhancer Variable Annuity
WRL Freedom Select Variable Annuity
WRL Freedom Elite Builder
WRL Freedom Elite Advisor
WRL Freedom Premier II
WRL Freedom Access II
WRL Freedom Enhancer II
WRL Freedom Premier III
WRL Xcelerator
WRL Freedom Elite Builder II
WRL Freedom Multiple
WRL Xcelerator ForLife
WRL Freedom Elite Builder III

AMENDED SCHEDULE B (continued)

Portfolios	AEGON/Transamerica Series Trust. - each Portfolio has an Initial Class and a Service Class of Shares
AEGON Bond
Asset Allocation - Conservative Portfolio
Asset Allocation- Growth Portfolio
Asset Allocation- Moderate Portfolio
Asset Allocation- Moderate Growth Portfolio
American Century International
American Century Large Company Value
Clarion Global Real Estate Securities
Federated Growth & Income
Great Companies - America sm
Great Companies - Technology sm
International Moderate Growth Fund
JPMorgan Enhanced Index
JPMorgan Mid Cap Value
Janus Growth
Marsico Growth
Mercury Large Cap Value
MFS High Yield
Munder Net50
PIMCO Total Return
Salomon All Cap
Templeton Great Companies Global
T. Rowe Price Equity Income
T. Rowe Price Small Cap
Third Avenue Value
Transamerica Balanced
Transamerica Equity
Transamerica Convertible Securities
Transamerica Growth Opportunities
Transamerica Money Market
Transamerica Small/Mid Cap Value
Transamerica U.S. Government Securities
Transamerica Value Balanced
Van Kampen Mid-Cap Growth

IN WITNESS WHEREOF, each of the Parties has caused this Amendment to be executed this 1st day of May, 2006, in its name and on its behalf by its duly authorized representative.

AEGON/TRANSAMERICA SERIES TRUST	WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
By its authorized officer,	By its authorized officer,

By: /s/T. Gregory Reymann, II	By: /s/Priscilla I. Hechler
T. Gregory Reymann, II	Priscilla I. Hechler
Title: Vice President	Title: Assistant Vice President
And Counsel	And Assistant Secretary

AMENDMENT NO. 28 TO
PARTICIPATION AGREEMENT
BETWEEN
AEGON/TRANSAMERICA SERIES TRUST AND
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Amendment No. 28 to the Participation Agreement ('"Agreement"). dated February 27. 1991, as amended, between AEGON/Transamerica Series Trust and Western Reserve Life Assurance Co. of Ohio (the "Parties").

Schedule B of the Agreement is deleted in its entirety and replaced with the following Amended Schedule B:

AMENDED SCHEDULE B
Effective May I. 2007
Account(s), Policy(ies) and Portfolio(s)
Subject to the Participation Agreement

Accounts:	WRL Series Life Account
WRL Series Annuity Account
Separate Account VA U
Separate Account VA V
WRL Series Life Account G
Separate Account VA AA

Policies	The Equity Protector
WRL Freedom Equity Protector
WRL Freedom SP Plus
WRL Freedom Variable Annuity
WRL Freedom Attainer®
WRL Freedom Bellwether®
WRL Freedom Conqueror ®
WRL Freedom Wealth Protector
C.A.S.E. Reserve Variable Annuity
Meridian Sector Variable Annuity
WRL Freedom Wealth Creator®
WRL Financial Freedom Builder
WRL Freedom Elite
WRL Freedom Premier®
WRL Freedom Access®
WRL Freedom Enhancer®
WRL Freedom SelectSM Variable Annuity
WRL Freedom Elite Builder
WRL Freedom Elite Advisor
WRL Freedom Premier® II
WRL Freedom Access®II
WRL Freedom Enhancer® II
WRL Freedom Premier® III Variable Annuity
WRL Xcelerator
WRL Freedom Elite Builder II
WRL Freedom Multiple
WRL Freedom Elite Builder III
WRL ForLife
WRL Benefactor
WRL Capital Creator
WRL Freedom Advisor

AMENDED SCHEDULE B (continued)

Portfolios:	AEGON/Transamerica Series Trust - each Portfolio has an Initial Class and a Service Class of Shares except as noted
Asset Allocation- Conservative Portfolio
Asset Allocation - Growth Portfolio
Asset Allocation- Moderate Portfolio
Asset Allocation- Moderate Growth Portfolio
American Century Large Company Value
BlackRock Large Cap Value
Capital Guardian Global
Capital Guardian U.S. Equity
Capital Guardian Value
Clarion Global Real Estate Securities
Federated Market Opportunity
International Moderate Growth Fund
JPMorgan Core Bond
JPMorgan Enhanced Index
JPMorgan Mid Cap Value
Jennison Growth
Legg Mason Partners All Cap
Marsico Growth
MFS High Yield
MFS International Equity
Munder Net50
PIMCO Total Return
T. Rowe Price Equity Income
T. Rowe Price Growth Stock
T. Rowe Price Small Cap
Templeton Transamerica Global
Third Avenue Value
Transamerica Balanced
Transamerica Convertible Securities
Transamerica Equity
Transamerica Equity II (Service Class Shares currently not being offered)
Transamerica Growth Opportunities
Transamerica Money Market
Transamerica Science and Technology
Transamerica Small/Mid Cap Value
Transamerica Strategic Selection Fund (effective August 1, 2007)
Transamerica U.S. Government Securities
Transamerica Value Balanced
Van Kampen Active International Allocation
Van Kampen Large Cap Core
Van Kampen Mid-Cap Growth

IN WITNESS WHEREOF. each of the Parties has caused this Amendment to be executed this 1st day of May, 2007, in its name and on its behalf by its duly authorized representative.

AEGON/TRANSAMERICA SERIES TRUST	WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
By its authorized officer,	By its authorized officer,

By: /s/Christopher A. Staples	By: /s/Priscilla I. Hechler
Christopher A. Staples	Priscilla I. Hechler
Title: Senior Vice President	Title: Assistant Vice President
And Assistant Secretary

AMENDMENT NO. 29 TO
PARTICIPATION AGREEMENT
BETWEEN
TRANSAMERICA SERIES TRUST (formerly, AEGON/Transamerica Series Trust) AND
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Amendment No. 29 to the Participation Agreement ("Agreement"), dated February 27, 1991, as amended, between Transamerica Series Trust and Western Reserve Life Assurance Co. of Ohio (the "Parties").

Schedule B of the Agreement is deleted in its entirety and replaced with the following Amended Schedule B:

AMENDED SCHEDULE B
Effective May I, 2008

Account(s), Policy(ies) and Portfolio(s)
Subject to the Participation Agreement

Accounts:	WRL Series Life Account
WRL Series Annuity Account
Separate Account VA U
Separate Account VA V
WRL Series Life Account G
Separate Account VA AA

Policies:	The Equity Protector
WRL Freedom Equity Protector
WRL Freedom SP Plus
WRL Freedom Variable Annuity
WRL Freedom Attainer®
WRL Freedom Bellwether®
WRL Freedom Conqueror ®
WRL Freedom Wealth Protector
WRL Freedom Wealth Creator®
WRL Financial Freedom Builder
WRL Freedom Elite
WRL Freedom Premier®
WRL Freedom Access®
WRL Freedom Enhancer®
WRL Freedom Selectsm Variable Annuity
WRL Freedom Elite Builder
WRL Freedom Elite Advisor
WRL Freedom Premier® II
WRL Freedom Access® II
WRL Freedom Enhancer® II
WRL Freedom Premier® III Variable Annuity
WRL Xcelerator
WRL Freedom Elite Builder II
WRL Freedom Multiple
WRL Freedom Elite Builder III
WRLForLife
WRL Benefactor

AMENDED SCHEDULE B (continued)
WRL Capital Creator
WRL Freedom Advisor
WRL Freedom Asset Advisor
WRL Evolution
Portfolios:	Transamerica Series Trust. - each Portfolio has an Initial Class and a Service Class of
Shares except as noted
Transamerica American Century Large Company Value VP
Transamerica Asset Allocation - Conservative VP
Transamerica Asset Allocation - Growth VP
Transamerica Asset Allocation- Moderate VP
Transamerica Asset Allocation - Moderate Growth VP
Transamerica International Moderate Growth VP
Transamerica BlackRock Large Cap Value VP
Transamerica Capital Guardian Global VP
Transamerica Capital Guardian U.S. Equity VP
Transamerica Capital Guardian Value VP
Transamerica Clarion Global Real Estate Securities VP
Transamerica JPMorgan Enhanced Index VP
Transamerica Jennison Growth VP
Transamerica Legg Mason Partners All Cap VP
Transamerica MFS High Yield VP
Transamerica MFS International Equity VP
Transamerica Marsico Growth VP
Transamerica PIMCO Total Return VP
Transamerica T. Rowe Price Equity Income VP
Transamerica T. Rowe Price Growth Stock VP
Transamerica T. Rowe Price Small Cap VP
Transamerica Templeton Global VP
Transamerica Third Avenue Value VP
Transamerica Balanced VP
Transamerica Convertible Securities VP
Transamerica Equity VP
Transamerica Equity II VP (Service Class Shares currently not being offered)
Transarnerica Growth Opportunities VP
Transamerica Money Market VP
Transamerica Science & Technology VP
Transamerica Small/Mid Cap Value VP
Transamerica U.S. Government Securities VP
Transamerica Value Balanced VP
Transamerica Index 50 VP
Transamerica Index 75 VP
Transamerica Munder Net50 VP
Transamerica JPMorgan Core Bond VP
Transamerica JPMorgan Mid Cap Value VP
Transamerica Third Avenue Value VP
Transamerica Van Kampen Mid-Cap Growth VP
Transamerica Federated Market Opportunity VP

(Signatures on the following page)

IN WITNESS WHEREOF, each of the Parties has caused this Amendment to be executed this I st day of May, 2008, in its name and on its behalf by its duly authorized representative.

TRANSAMERICA SERIES TRUST	WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
By its authorized officer,	By its authorized officer,

By: /s/Christopher A. Staples	By: /s/Arthur D. Woods
Christopher A. Staples	Arthur D. Woods
Title: Senior Vice President	Title: Vice President